Events after the Reporting Date	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [line items]
Events after the reporting date

28. Events after the reporting date

28.1 Delisting of public warrants of Cazoo Group Ltd

On January 3, 2023, the New York Stock Exchange (“NYSE”, the “Exchange”) announced that the staff of NYSE Regulation determined to commence proceedings to delist the public warrants of Cazoo, each whole warrant exercisable for one Class A ordinary share — ticker symbol CZOO WS — from the NYSE. Trading in the Company’s warrants was suspended immediately. NYSE Regulation determined that the Company’s warrants were no longer suitable for listing based on “abnormally low” price levels, pursuant to Section 802.01D of the Listed Company Manual.

28.2 Revised 2023 Plan

On January 18, 2023, the Group announced its revised FY 2023 plan which aims to improve the unit economics of the business. To enable these improvements, the Group reset its 2023 top line ambitions to 40,000-50,000 UK retail units, allowing the Group to focus on higher margin and faster moving inventory and to rationalize its operational footprint.

28.3 Reverse stock split

On February 7, 2023, the Group announced the consolidation of the Company’s issued and unissued share capital, par value $0.0001 per share, at a ratio of 1-for-20 (the “reverse stock split”), as well as an increase in share capital (the “share increase”). After giving effect to the reverse stock split and the share increase the Company’s authorized share capital was US$435,500, divided into 165,000,000 Class A ordinary shares of a par value of US$0.002 each (the “Class A Shares”), 2,500,000 Class B ordinary shares of a par value of US$0.002 each, 50,000,000 Class C ordinary shares of a par value of US$0.002 each and 250,000 preference shares of a par value of US$0.002 each. The reverse stock split and the share increase were approved by Cazoo’s shareholders at the extraordinary general meeting of shareholders held on February 7, 2023 with over 95% of those voting giving approval for all proposals. The reverse stock split became effective at 4:05 p.m. (ET) on February 8, 2023.

As a result of the reverse stock split, the number of Class A Shares issuable upon exercise of the Company’s (i) private warrants and (ii) public warrants was reduced at a ratio of 1-for-20, so that each warrant entitles a holder to purchase one twentieth (1/20th) of a Class A Share. The exercise price of each warrant was increased to $230.00 per share.

In addition, as a result of the reverse stock split, the number of Class A Shares issuable upon conversion of the Convertible Notes was reduced at a ratio of 1-for-20. Pursuant to and in accordance with the terms of the indenture governing the Convertible Notes, the conversion rate of the Convertible notes was reduced from 200 Class A Shares per $1,000 principal amount of Convertible Notes to 10 Class A Shares per $1,000 principal amount of convertible notes.

28.4 Sale of German subscription business

On February 17, 2023, the Group agreed to sell its German subscription business, Cluno GmbH, to ViveLaCar GmbH and The Platform Group GmbH & Co. KG. The agreement includes 100% of the capital and voting rights of the company Cluno GmbH and the Cluno brand along with the associated assets. All employees of Cluno will transfer to ViveLaCar GmbH as part of the agreement. As of the date of this report,it is too early to determine the financial effect.

28.5 Sale of Cazana data platform

On February 22, 2023, the Group sold its third-party data platform, Cazana. The agreement includes the sale of the Cazana brand, platform and commercial contracts. As of the date of this report, it is too early to determine the financial effect.